TherapeuticsMD, Inc. 8-K

Exhibit 99.1

TXMD Overview May 2016 THER - 0086 5/16

2 Forward - Looking Statements This presentation by TherapeuticsMD, Inc . (referred to as “we” and “our”) may contain forward - looking statements . Forward - looking statements may include, but are not limited to, statements relating to our objectives, plans and strategies, as well as statements, other than historical facts, that address activities, events or developments that we intend, expect, project, believe or anticipate will or may occur in the future . These statements are often characterized by terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions and are based on assumptions and assessments made in light of our managerial experience and perception of historical trends, current conditions, expected future developments and other factors we believe to be appropriate . Forward - looking statements in this presentation are made as of the date of this presentation, and we undertake no duty to update or revise any such statements, whether as a result of new information, future events or otherwise . Forward - looking statements are not guarantees of future performance and are subject to risks and uncertainties, many of which may be outside of our control . Important factors that could cause actual results, developments and business decisions to differ materially from forward - looking statements are described in the sections titled “Risk Factors” in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q, as well as our current reports on Form 8 - K, and include the following : our ability to maintain or increase sales of our products ; our ability to develop, protect and defend our intellectual property ; our ability to develop and commercialize our hormone therapy drug candidates and obtain additional financing necessary therefor ; the length, cost and uncertain results of our clinical trials ; potential adverse side effects or other safety risks that could preclude the approval of our hormone therapy drug candidates ; our reliance on third parties to conduct our clinical trials, research and development and manufacturing ; the availability of reimbursement from government authorities and health insurance companies for our products ; the impact of product liability lawsuits ; the influence of extensive and costly government regulation ; the volatility of the trading price of our common stock ; and the concentration of power in our stock ownership . YUVVEXY TM (TX - 004 HR) is an investigational drug and is not approved by the FDA . This non - promotional presentation is intended for investor audiences only . PDF copies of press releases and financial tables can be viewed and downloaded at our website : www.therapeuticsmd.com / pressreleases.aspx .

3 (TXMD) Innovative women’s health company exclusively focused on developing and commercializing products for women throughout their life cycles Drug candidate portfolio is built on SYMBODA ™ technology for the solubilization of bio - identical female hormones

4 Why TXMD? Why Now? Worldwide commercial rights for multiple hormone therapy products in phase 3 and earlier stages ▪ Well - known chemical entities with established safety and efficacy thresholds ▪ Large U.S. markets with favorable competitive and regulatory dynamics ▪ Additional early stage pipeline candidates ▪ Strong global IP portfolio with 134 patent applications and 17 issued U.S. patents Growing U.S. commercial business marketing prescription and OTC prenatal vitamins to established OB/GYN customer base ▪ Over $20M in annual revenue in 2015 with continued runway for growth ▪ Recognized in 2014 and 2015 by Deloitte Technology Fast 500 as 41 st and 140 th in North America Experienced management team with proven development and commercial success in women’s health

5 Investigational Pipeline TX - 004HR TX - 001HR TX - 005HR TX - 006HR Combination: 17 ß - estradiol + Progesterone YUVVEXY ™ (17 ß - estradiol Vaginal Softgel Capsule) Transdermal Progesterone Transdermal 17 ß - estradiol + Progesterone Phase 1 Q2 2016 Q4 2016 Q4 2016 Q4 2016 Pre - Clinical NDA Filing Phase 3 Phase 2

6 Key Milestones and Anticipated Milestones ▪ Expected NDA filing for Yuvvexy ▪ Presented results of Rejoice Trial at ENDO and ISSWSH ▪ Expected to report phase 3 Replenish Trial topline results (late 4Q ‘ 16) ▪ Expected transdermal E+P and progesterone alone phase 1 results (4Q ‘16) ▪ Reported phase 3 Rejoice Trial topline results ▪ Completed phase 3 Replenish Trial enrollment ▪ NAMS meeting — 3 presentations — Compounding symposium — FDA vaginal estradiol workshop meeting 2H ‘ 16 1H ‘ 16 4Q ‘ 15

7 YUVVEXY TM TX - 004HR | Vulvar and Vaginal Atrophy (VVA) Program

Overview – Vulvar and Vaginal Atrophy (VVA)

- Chronic and progressive condition characterized by thinning of vaginal tissue from decreased estrogen levels
- Diagnosed in approximately 50% of postmenopausal women[1]
- Primary symptom = dyspareunia
- Secondary symptoms include: dryness, itching, irritation, dysuria, bleeding with sexual activity
- Current treatments include prescription creams, lubricants and tablets

	Healthy Vaginal Tissue	Atrophic Vaginal Tissue
Superficial cells:	>15%	<5%
Intermediate cells:	80%	60%
Parabasal cells:	< 5%	>30%
pH:	< 5	> 5


ACIDIC
ALKALINE


ACIDIC
ALKALINE

1) Kingsberg, Sheryl A., et al. "Vulvar and Vaginal Atrophy in Postmenopausal Women: Findings from the REVIVE (REal Women's Views of Treatment Options for Menopausal Vaginal ChangEs) Survey." International Society for Sexual Medicine 2013, no. 10, 1790-1799.

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32MM Women with VVA Symptoms[1,2]



OTC Products
25%
Not Seeking
Treatment
50%
Past HRT Users
18%
Current
HRT Users
7%

FDA-Approved HRT Market Overview

~50% of women seek treatment for VVA[4]

- 7%, or 2.3M women, are currently being treated today with HRT[3]
- 18%, or 5.7M women, have tried HRT and were unsatisfied/unsuccessful[4]
- 25%, or 8M women, use OTC products**, such as lubricants[4]

~$11B Branded Market Opportunity in Women Already Seeking Treatment

1) The North American Menopause Society. Management of symptomatic vulvovaginal atrophy: 2013 position statement of The North American Menopause Society. *Menopause*. 2013;20(9):888–902.
2) Gass ML, Cochrane BB, Larson JC, et al. Patterns and predictors of sexual activity among women in the hormone therapy trials of the Women's Health Initiative. *Menopause*. 2011;18(11):1160–1171.
3) IMS Health Plan Claims (April 2008-Mar 2011).
4) TherapeuticsMD "EMPOWER" Survey, 2016

** Not treated with an FDA approved Rx product. OTC products do not effectively treat the underlying pathological causes of VVA and therefore do not halt or reverse the progression of this condition.

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10 FDA - Approved Competitive Landscape 1) Symphony Health Solutions PHAST Prescription Monthly Powered by IDV, 12 months as of December 31, 2015. 2) Femring data is excluded due to VMS indication. 3) Medi - Span Price Rx Basic as of 4/01/16. * for 18 tablets ($170.16 WAC for 8 tablets) 4) GlobalData July 2013 report GDHC54PIDR. 5) The North American Menopause Society. Management of symptomatic vulvovaginal atrophy: 2013 position statement of The North American Menopause Society. Menopause . 2013;20(9):888 – 902. 6) Gass ML, Cochrane BB, Larson JC, et al. Patterns and predictors of sexual activity among women in the hormone therapy trials of th e Women’s Health Initiative. Menopause . 2011;18(11): All trademarks are the property of their respective owners. Product 2 Company Compound 2015 TRx (000) 1 2015 U.S. Sales ($MM) 1 WAC Price 3 Premarin ® Cream Pfizer Conjugated equine vaginal estrogen 1,615 $502 $288.40 Vagifem ® Tablets Novo Nordisk Vaginal e stradiol 1,620 $456 $382.86* Estrace ® Cream Allergan Vaginal estradiol 1,548 $420 $263.81 Osphena ® Tablets Shionogi Oral SERM 263 $66 $530.07 Estring ® Ring Pfizer Vaginal estradiol ring 284 $91 $310.44 Total 5,330 $1,535

FDA-Approved Competitive Landscape

Products	Premarin®	Vagifem®	Estrace® Cream	Osphena®	Estring®
					
Method of Admin	Vaginal Cream	Vaginal Tablet	Vaginal Cream	Oral Tablet	Vaginal Ring
Application	Reusable Vaginal Applicator	Vaginal Applicator	Reusable Vaginal Applicator	Oral Daily SERM	Vaginal Ring
Active Ingredient	625 mcg/g CEEs	10 mcg estradiol	100 mcg/g estradiol	60,000 mcg ospemifene	2,000 mcg estradiol
Avg Maintenance Dose	312.5 mcg 2x/week	10 mcg 2x/week	100 mcg 2x/week	60,000 mcg daily	7.5 mcg daily

Vagifem [package label] http://www.novo-pi.com/vagifem.pdf
Premarin Vaginal Cream [package label] http://labeling.pfizer.com/showlabeling.aspx?id=132
Estrace Vaginal Cream [package label] http://pi.actavis.com/data_stream.asp?product_group=1880&p=pi&language=E
Osphena [package label] http://www.shionogi.com/pdf/pi/osphena.pdf?400706572
Estring [package label] http://labeling.pfizer.com/ShowLabeling.aspx?id=567

All trademarks are the property of their respective owners

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12 Mean treatment duration 103 days 4 Current V VA Market Product Use Falls Short 1) IMS Health Plan Claims (April 2008 - Mar 2011). 2) Wysocki , S et al, Management of Vaginal Atrophy: Implications from the REVIVE Survey . Clinical Medicine Insights: Reproductive Health 2014:8 23 - 30 doi:10.4137/CMRH.S14498. 3) The North American Menopause Society. Management of symptomatic vulvovaginal atrophy: 2013 position statement of The North American Menopause Society. Menopause . 2013;20(9):888 – 902. 4) Portman, D, et al. One Year Treatment Persistence with Local Estrogen Therapy in Postmenopausal Women Diagnosed as Having Vag inal Atrophy. Menopause. 2015; 22 (11) 1197 - 203. Mean treatment duration 46 days 4 Vaginal Creams Overall mean treatment duration: 2.5 months Vaginal Tablets • Efficacy 2 • Applicator • Long - term safety 2 • Systemic absorption 2 • Messiness 2 • Re - usable applicator • Long - term safety 2 • Dose preparation by user required 3 ▪ Chronic and progressive condition that reverses when untreated ▪ Continued use of product alleviates most bothersome symptoms

13 Established Estrogen V VA Market 1) Symphony Health Solutions PHAST Prescription Monthly Powered by IDV, 12 months as of December 31, 2015. 2) Femring data is excluded due to VMS indication. 3) Medi - Span Price Rx Basic as of 2/25/16. * for 18 tablets ($156.24 WAC for 8 tablets) 4) GlobalData July 2013 report GDHC54PIDR. 5) The North American Menopause Society. Management of symptomatic vulvovaginal atrophy: 2013 position statement of The North American Menopause Society. Menopause . 2013;20(9):888 – 902. 6) Gass ML, Cochrane BB, Larson JC, et al. Patterns and predictors of sexual activity among women in the hormone therapy trials of th e Women’s Health Initiative. Menopause . 2011;18(11): All trademarks are the property of their respective owners. ▪ U.S. sales more than doubled since 2008 1 ▪ Global market expected to be $2.1 billion in 2022 4 ▪ Currently no generic competition – Vagifem AG expected October 2016 ▪ 7% current market penetration and 2.5 months average length of use $485 $1,535 $2,160 $- $500 $1,000 $1,500 $2,000 $2,500 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 ($MM)

14 YUVVEXY TM (TX - 004HR) YUVVEXY™ is an investigational drug and is not approved for use by the FDA. ▪ Small, digitally inserted rapidly dissolving softgel capsule ▪ No applicator ▪ Proposed dose packaging to optimize compliance and convenience Prototype Starter Pack Prototype Maintenance Pack 0.69 x 0.3 inch

15 Co - Primary and Key Secondary Endpoints LS Mean Change from Baseline to Week 12 Compared to Placebo 4 mcg 10 mcg 25 mcg Superficial Cells <0.0001 <0.0001 <0.0001 Parabasal Cells <0.0001 <0.0001 <0.0001 Vaginal pH <0.0001 <0.0001 <0.0001 Severity of Dyspareunia 0.0149 <0.0001 <0.0001 Severity of Vaginal Dryness 0.0014 <0.0001 <0.0001 MMRM P - value vs placebo LS = Least Squares REJOICE Trial Results

16 Co - Primary and Key Secondary Efficacy Endpoints TX - 004HR 4 mcg 4 mcg LS Mean Change from Baseline to Week 12 P - value 4 mcg Placebo Superficial Cells 17% 6% <0.0001 Parabasal Cells - 41% - 7% <0.0001 Vaginal pH - 1.3 - 0.3 <0.0001 Severity of Dyspareunia - 1.5 - 1.3 0.0149 Severity of Vaginal Dryness - 1.27 - 0.97 0.0014 MMRM P - value vs placebo AUC 0 - 24 ( pg.h /mL) C avg (0 - 24) ( pg /mL) 4 mcg 87.22 (42.77) 3.634 (1.78) Placebo 104.16 (66.38) 4.34 (2.76) P - value vs Placebo 0.3829 0.3829 Arithmetic Mean Estradiol Serum Concentrations - Unadjusted TX - 004HR 4 mcg (N=18) LS = Least Squares LS Mean Change from Baseline to Week 12 REJOICE Trial Results

17 Co - Primary and Key Secondary Efficacy Endpoints TX - 004HR 10 mcg MMRM P - value vs placebo LS = Least Squares LS Mean Change from Baseline to Week 12 Arithmetic Mean Estradiol Serum Concentrations - Unadjusted TX - 004HR 10 mcg (N=19) AUC 0 - 24 ( pg.h /mL) C avg (0 - 24) ( pg /mL) 10 mcg 110.14 (54.57) 4.58 (2.27) Placebo 104.16 (66.38) 4.34 (2.76) P - value vs Placebo 0.7724 0.7724 10 mcg LS Mean Change from Baseline to Week 12 P - value 10 mcg Placebo Superficial Cells 17% 6% <0.0001 Parabasal Cells - 44% - 7% <0.0001 Vaginal pH - 1.4 - 0.3 <0.0001 Severity of Dyspareunia - 1.7 - 1.3 <0.0001 Severity of Vaginal Dryness - 1.47 - 0.97 <0.0001 REJOICE Trial Results

18 Co - Primary and Key Secondary Efficacy Endpoints TX - 004HR 25 mcg MMRM P - value vs placebo LS = Least Squares LS Mean Change from Baseline to Week 12 AUC 0 - 24 ( pg.h /mL) C avg (0 - 24) ( pg /mL) 25 mcg 171.56 (80.13) 7.14 (3.33) Placebo 104.16 (66.38) 4.34 (2.76) P - value vs Placebo 0.0108 0.0108 Arithmetic Mean Estradiol Serum Concentrations - Unadjusted TX - 004HR 25 mcg (N=18) 25mcg LS Mean Change from Baseline to Week 12 P - value 25 mcg Placebo Superficial Cells 23% 6% <0.0001 Parabasal Cells - 46% - 7% <0.0001 Vaginal pH - 1.3 - 0.3 <0.0001 Severity of Dyspareunia - 1.7 - 1.3 <0.0001 Severity of Vaginal Dryness - 1.47 - 0.97 <0.0001 REJOICE Trial Results

Unadjusted Change From Baseline Severity Score Dyspareunia

Based on Pivotal Clinical Data - Not Head-to-Head Comparative Studies



Premarin Cream® 21/7
Premarin Cream® 2/Week
Osphena® 60mg (Trial 1)
Osphena® 60mg (Trial 2)
Vagifem® 10 mcg
Severity of Dyspareunia
0
-0.2
-0.4
-0.6
-0.8
-1
-1.2
-1.4
-1.6
-1.8
-2.0
-1.48
-1.55
-1.4
-1.5
-1.2*

*Composite score of most bothersome symptoms, including dyspareunia

Vagifem [package label] http://www.novo-pi.com/vagifem.pdf
Premarin Vaginal Cream [package label] http://labeling.pfizer.com/showlabeling.aspx?id=132
Estrace Vaginal Cream [package label] http://pi.actavis.com/data_stream.asp?product_group=1880&p=pi&language=E
Osphena [package label] http://www.shionogi.com/pdf/pi/osphena.pdf?400706572
Estring [package label] http://labeling.pfizer.com/ShowLabeling.aspx?id=567

All trademarks are the property of their respective owners

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20 Statistical Significance of Severity of Dyspareunia LS Mean Change from Baseline (by Study Visit) 4 mcg 10 mcg 25 mcg Week 2 0.026 0.0019 0.0105 Week 6 0.0069 0.0009 < 0.0001 Week 8 0.0003 < 0.0001 < 0.0001 Week 12 0.0149 < 0.0001 < 0.0001 Dyspareunia and Vaginal Dryness By Study Visit Statistical Significance of Severity of Vaginal Dryness LS Mean Change from Baseline (by Study Visit) 4 mcg 10 mcg 25 mcg Week 2 0.1269 0.0019 0.0082 Week 6 0.0094 0.0001 0.0005 Week 8 0.0128 < 0.0001 0.0008 Week 12 0.0014 < 0.0001 < 0.0001 LS = Least Squares REJOICE Trial Results

Efficacy and Onset of Action
Not Head-to-Head Comparative Studies

	Premarin®	Vagifem®	Estrace®	Osphena®	Estring®
Onset of Action Dyspareunia	Week 4+	Week 8 (composite score)	Approval without dyspareunia and dryness data	Week 12	Approval without dyspareunia and dryness data
Onset of Action Dryness	Not demonstrated			Not demonstrated	

Onset of Action = First efficacy observation

Vagifem [package label] http://www.novo-pi.com/vagifem.pdf
Premarin Vaginal Cream [package label] http://labeling.pfizer.com/showlabeling.aspx?id=132
Estrace Vaginal Cream [package label] http://pi.actavis.com/data_stream.asp?product_group=1880&p=pi&language=E
Osphena [package label] http://www.shionogi.com/pdf/pi/osphena.pdf?400706572
Estring [package label] http://labeling.pfizer.com/ShowLabeling.aspx?id=567
All trademarks are the property of their respective owners

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22 Yuvvexy Qualitative Attributes 4 mcg (N=181) 10 mc g (N=181) 25 mcg (N=184) Placebo (N=185) Easy to Use 171 (94.5%) 172 (95.0%) 175 (95.1%) 164 (88.9%) Overall p - value = 0.035 Overall p - value <0.0001 4 mcg (N=181) 10 mc g (N=181) 25 mcg (N=184) Placebo (N=185) Very Satisfied 74 (40.1%) 84 (46.4%) 83 (45.1%) 41 (22.2%) Satisfied 57 (31.5%) 55 (30.4%) 62 (33.7%) 68 (36.8%) Unsure 23 (12.7%) 28 (15.5%) 21 (11.4%) 39 (21.1%) Dissatisfied 19 (10.5%) 9 (5.0%) 12 (6.5%) 20 (10.8%) Very Dissatisfied 8 (4.4%) 5 (2.8%) 6 (3.3%) 17 (9.2%) 4 mcg (N=119) 10 mc g (N=113) 25 mcg (N=128) TX - 004HR over previously used VVA therapies 73.9% 67.3% 74.2% P - value vs. Placebo 0.0010 0.0212 0.0003 Ease of Use Patient Satisfaction Preferred vs Competition LS = Least Squares REJOICE Trial Results

Black Box Warning Citizen Petition

FDA Scientific Workshop on Labeling "Lower" Dose Estrogen-Alone Products for Symptoms of VVA - November 10, 2015[1]

* This workshop was to provide an opportunity for FDA to obtain input from experts on several topics related to the prescribing information of lower dose estrogen-alone products approved solely for the treatment of moderate to severe symptoms of VVA due to menopause.

Lower-dose estrogen means products that contain less than the 625 mcg of conjugated estrogens used in the WHI study and estradiol products containing 37.5 mcg and below[3]

A Citizen Petition organized by the North American Menopause Society (NAMS) to be submitted to FDA and supported by[2]:

NAMS The North American Menopause Society

ACOG The American Congress of Obstetricians and Gynecologists

Endocrine Society

ISSWSH

SWHR Society for Women's Health Research

AMWA

Academy of Women's Health

NPWH Nurse Practitioners in Women's Health

The American Society for Reproductive Medicine

WARNING: ENDOMETRIAL CANCER, CARDIOVASCULAR DISORDERS, BREAST CANCER and PROBABLE DEMENTIA

See full prescribing information for complete boxed warning.

<u>Estrogen-Alone Therapy</u>

- There is an increased risk of endometrial cancer in a woman with a uterus who uses unopposed estrogens (5.3)
- Estrogen-alone therapy should not be used for the prevention of cardiovascular disease or dementia (5.2, 5.4)
- The Women's Health Initiative (WHI) estrogen-alone substudy reported increased risks of stroke and deep vein thrombosis (DVT) (5.2)
- The WHI Memory Study (WHIMS) estrogen-alone ancillary study of WHI reported an increased risk of probable dementia in postmenopausal women 65 years of age and older (5.4)

<u>Estrogen Plus Progestin Therapy</u>

- Estrogen plus progestin therapy should not be used for the prevention of cardiovascular disease or dementia (5.2, 5.4)
- The WHI estrogen plus progestin substudy reported increased risks of stroke, DVT, pulmonary embolism (PE), and myocardial infarction (MI) (5.2)
- The WHI estrogen plus progestin substudy reported increased risks of invasive breast cancer (5.3)
- The WHIMS estrogen plus progestin ancillary study of WHI reported an increased risk of probable dementia in postmenopausal women 65 years of age and older (5.4)

1. Scientific Workshop on Labeling "Lower" Dose Estrogen-Alone Products for Symptoms of Vulvar and Vaginal Atrophy (VVA) http://www.fda.gov/Drugs/ NewsEvents/ucm459690.htm
2. Form Letter Comment from North American Menopause Society. http://www.regulations.gov/#!documentDetail;D=FDA-2015-N-3275-0060
3. FDA Notice https://www.federalregister.gov/articles/2015/09/28/2015-24509/labeling-lower-dose-estrogen-alone-products-for-symptoms-of-vulvar-and-vaginal-atrophy

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24 16MM Women Seeking Treatment Need New Options 1) IMS Health Plan Claims (April 2008 - Mar 2011). 2) TherapeuticsMD “EMPOWER” Survey, 2016 ** Not treated with an FDA approved Rx product. OTC products do not effectively treat the underlying pathological causes of V VA and therefore do not halt or reverse the progression of this condition. ▪ ~16M total women 2 ▪ $11B branded market opportunity ▪ 5.7M past users that have sought out HRT treatment but were unsatisfied/unsuccessful 2 ▪ Currently only 14% penetrated 1 YUVVEXY TM Market Opportunity *Assuming 0% penetration of women not seeking treatment 15% increase in penetration = 2.4M incremental women Market size increase of >100% by 2022 OTC Products 50% Past HRT Users 36% Current HRT Users 14%

25 Estrogen V VA Market of the Future 1) Symphony Health Solutions PHAST Prescription Monthly Powered by IDV, 12 months as of December 31, 2015. 2) GlobalData July 2013 report GDHC54PIDR. All trademarks are the property of their respective owners. TherapeuticsMD VVA Market Goals ▪ Potential launch of Yuvvexy ▪ Increase market awareness for VVA and the symptoms associated ▪ Convert unsatisfied past users of HRT therapy to satisfied patients on drug ▪ Increase market penetration among OTC product users $485 $1,535 $4,813 $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 ($MM) YUVVEXY Launch

26 Foundation Built for a Strong Launch Map Legend: Current TXMD Sales Presence Highest Prescribing Physicians for VVA Operational leverage of OB/GYN relationships in key markets

27 TX - 001HR | Combination Estrogen + Progesterone (E+P) Program

28 Menopause Overview 1) National Institutes of Health, National Institute on Aging, https:// www.nia.nih.gov /health/publication/menopause, last accessed November 3, 2015. Menopause represents the natural life - stage transition when women stop having periods May result in physical and emotional symptoms 1 ▪ Average age of menopause 51 years ▪ Hot flashes due to lower estrogen levels ▪ Estrogen given to reduce hot flashes ▪ Estrogen causes uterus to thicken (hyperplasia) ▪ Progesterone given to prevent thickening of the uterus in non - hysterectomized women Market Opportunity ▪ No FDA - approved bio - identical combination product of estrogen and progesterone

29 Evolution of U.S. HRT Market Post WHI Study 1) Symphony Health Solutions PHAST Data powered by IDV; 12 months as of December 31 2015 2) The reported number of annual custom compounded hormone therapy prescription of oral and transdermal estradiol and progesterones taken combined and in combination (26MM to 33MM) 3) Pinkerton, J.V. 2015. Menopause, Vol.22, No.9, pp 0 - 11. WHI = Women’s Health Initiative, DQSA = Drug Quality and Security Act, BHRT = Bio - identical Hormone Replacement Therapy 20,000,000 30,000,000 40,000,000 50,000,000 60,000,000 70,000,000 80,000,000 90,000,000 100,000,000 110,000,000 120,000,000 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Prescription Units FDA-Approved E+P Compounded E+P July 2002 – WHI Study 2003 - 2004 – Bio - identical HRT Campaign Initiated at Compound Pharmacies 2013 – DQSA passed

Compounded Bio-identical HRT: Why Has It Been So Successful?

Bio-identical Progesterone	Synthetic Progestins	References
Favorable CNS profile	No benefit on sleep properties	Freeman E, et al.[1]
Favorable breast profile	Increased risk of breast cancer	E3N-EPIC[2]
Favorable cardiovascular profile	Increased risk of MI, stroke, VTE	PEPI[3], ELITE[5]
Favorable lipid profile	Less favorable lipid profile effects (cholesterol, LDL, triglycerides)	PEPI[3]
Adequate endometrial protection	Adequate endometrial protection	PEPI[4]
Low incidence of bleeding	High incidence of bleeding	Regidor, et al.[6]

1) Freeman E, Rickels K, Sondheimer S J. et al. A double-blind trial of oral progesterone, alprazolam and placebo in treatment of severe premenstrual syndrome. *JAMA*. 1995;274:51–57.
2) Fournier A, Berrino F, Clavel-Chapelon F. Unequal risks for breast cancer associated with different hormone replacement therapies: results from the E3N cohort study. Breast Cancer Res Treat. 2008;107:103–111.
3) Writing Group for the PEPI Trial . Effects of estrogen or estrogen/progestin regimes on heart disease. Risks factors in postmenopausal women. *JAMA*. 1995;273:199–208.
4) The Writing Group for the PEPI Trial . Effects of hormone replacement therapy on endometrial histology in postmenopausal woman. The postmenopausal estrogen/progestin interventions (PEPI) trial. *JAMA*. 1996;275:370–375.
5) Hodis HN, et al. "Testing the menopausal hormone therapy timing hypothesis: The early versus late intervention trial with estradiol" AHA 2014; Abstract 13283.
6) Regidor, P-A, et al. Progesterone in Peri- and Postmenopausal: A Review. *Geburtshilfe Frauenheilkd*. 2014 Nov; 74 (11): 995-1002.

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Compounded Bio-identical HRT: Why Has It Been So Successful?

CEEs (Premarin) were associated with a higher incidence of venous thrombosis and myocardial infarction than estradiol.[1]

— *Journal of the American Medical Association*, September 2013

The ELITE trial demonstrated that estradiol is cardioprotective when given during the early postmenopausal years.[3]

— *Circulation*, November 2014

Oral estradiol may be associated with a lower risk of stroke … compared with conventional-dose oral CEE.[2]

— *Menopause*, September 2014

Cochrane meta analysis demonstrated that estradiol is cardioprotective and reduced overall mortality when given 10 years before the onset of menopause.[4]

— *Cochrane Collaboration*, 2015

1) Smith et al. Lower Risk of Cardiovascular Events in Postmenopausal Women Taking Oral Estradiol Compared with Oral Conjugated Equine Estrogens (CEE) .
2) Shufelt et al. Hormone Therapy Dose, Formulation, Route of Delivery, and Risk of Cardiovascular Events in Women: Findings from the Women's Health Initiative Observational Study.
3) Abstract 13283: Testing the Menopausal Hormone Therapy Timing Hypothesis: The Early versus Late Intervention Trial with Estradiol;HN Hodis, et al. *Circulation*. 2014; 130:A13283.
4) Cochrane Collaboration; HT for preventing cardiovascular disease in postmenopausal women; Boardmen HMP, et al., 2015.

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32 Total Addressable Market = 38MM Prescriptions 1) Symphony Health Solutions PHAST Data powered by IDV; 12 months as of December 31 2015 Includes Single Pill Combination of E+P and Estradiol, Estrogen, Progesterone and Progestins taken in combination (oral and transdermal) 2) The reported number of annual custom compounded hormone therapy prescription of oral and transdermal estradiol and progesterones taken combined and in combination (26MM to 33MM) 3) Pinkerton, J.V. 2015. Menopause, Vol.22, No.9, pp 0 - 11. FDA - approved Combinations of Estradiol, Estrogens, Progesterones & Progestins (8.1MM prescriptions) 1 Compounded Bio - identical Hormones (30MM prescriptions) 2,3 1 - 2.5MM 3 U.S. women using custom - compounded menopausal hormone therapy

Non-FDA-Approved BHRT Market Represents Significant Opportunity for First FDA-Approved Product

30MM[2] Annual custom-compounded prescriptions × **$49**[1] Average monthly cash cost = **$1.5B** Current Annual Revenues

Replenish TRIAL

Potential First Ever FDA-Approved Bio-identical Therapy Could Transform Existing Market

30MM[2] Annual branded prescriptions × **$150**[4] Average monthly branded cost = **$4.5B** Potential Future Annual Market

1. Pinkerton, J.V. Compounded bio-identical hormone therapy: identifying use trends and knowledge gaps among U.S. women. *Menopause*, Vol.22, No.9, 2015
2. Menopausal Hormone Therapy (MHT) Usage: FDA-Approved MHT Has Decreased While Compounded Non-FDA Approved MHT Has Increased http://press.endocrine.org/doi/abs/10.1210/endo-meetings.2015.RE.5.FRI-124#sthash.PySEhZ9P.dpuf
3. *Obstetrics & Gynecology* 2015;Vol 125, No. 5, p. 985 (Supplement), May 2015
4. Symphony Health Solutions PHAST Data powered by IDV

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Regulatory Tailwinds for FDA-Approved Products

Drug Quality and Security Act (DQSA)[1]

- Prohibits compounding of essential copies of an FDA-approved drug except in limited circumstances such as drug shortages
- Anticipate significant impact on compounding upon FDA approval of first bio-identical combination hormone therapy product


G CTR
NEW ENGLA
FRAMINGHAM
METHYLPRED. A
Lot # 05212012@68
GC

USP 800 – Hazardous Drugs[2,3]

- New identification requirements for receipt, storage, mixing, preparing, compounding, dispensing, and administration of hazardous drugs
- Considered "prohibitively expensive" requiring major pharmacy upgrades and renovations to be compliant



1) http://www.fda.gov/Drugs/DrugSafety/DrugIntegrityandSupplyChainSecurity/DrugSupplyChainSecurityAct/ucm376829.htm
2) http://www.usp.org/sites/default/files/usp_pdf/EN/m7808.pdf
3) https://www.ascp.com/sites/default/files/Joint%20USP%20letter%202015%20FINAL.pdf

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35 Medical Socie t ies Have Expressed Concerns Over Compounded Hormones 1) Committee on Gynecologic Practice and the American Society for Reproductive Medicine Practice Committee, Number 532, Augus t 2 012 (Reaffirmed 2014, Replaces No. 387, November 2007 and No. 322, November 2005). 2) Villiers, T.J. et al. Global Consensus Statement on Menopausal Hormone Therapy, Climacteric , June 2013, Vol. 16, No. 3 : Pages 316 - 337. ▪ ACOG and ASRM Committee Opinion states compounded hormones may pose addi t ional risks compared to FDA - approved products 1 — Lack of Good Manufacturing Practices (GMP) — Variable purity — Variable content uniformity — Variable potency (under/over dose) — Not approved for efficacy and safety — Lack of stability data ▪ Medical societies’ global consensus statement declares that the use of custom - compounded hormone therapy is not recommended 2

36 FDA - Approved HRT Script Market Share Underwhelming 1) Symphony Health Solutions PHAST Prescription Monthly Powered by IDV, 12 months as of December 31, 2015. All trademarks are the property of their respective owners. Q4 2015 Q4 2015 Compounded Bio - identical Estradiol/Progesterone FDA - Approved Product Non - Bioidentical 2015 TRx 1 (000) 2015 U.S. Sales 1 ($MM) Company 17 β - e stradiol + NETA / DSP Activella ® / FemHRT ® / Angeliq ® Non bio - identical containing progestins 138 $28 Generic 17 β + Progestins Non bio - identical containing progestins 1,218 $218 Premarin + MPA Prempro ® / Premphase ® Non bio - identical CEE + progestin 1,431 $302 Premarin + SERM Non bio - identical Duavee ® CEE + SERM 163 $30 Paroxetine SSRI Brisdelle ® non - hormonal 181 $38 Total FDA - Approved Oral Combination Sales 3,131 $616 % Market Share of Total Addressable Market 8.2%

37 TX - 001HR Estradiol + Progesterone U.S. Development Timeline 1) https:// clinicaltrials.gov /ct2/show/NCT01942668?term= replenish+trial&rank =1, last accessed November 3, 2015. ▪ Phase 3 Trial 1 : ~100 U.S. sites ▪ Subjects: ~1750 fully enrolled as of October 2015 ▪ Four active arms (N=400/arm) — Estradiol 1 mg/Progesterone 100 mg — Estradiol 0.5 mg/Progesterone 100 mg — Estradiol 0.5 mg/Progesterone 50 mg — Estradiol 0.25 mg/Progesterone 50 mg ▪ Control arm: Placebo (N=150) ▪ 12 - month study with 12 - week VMS substudy endpoints: ▪ Vasomotor substudy : number and severity of hot flashes (4 weeks and 12 weeks) ▪ Endometrial safety: incidence of endometrial hyperplasia (12 months) NDA Prep/Filing/PDUFA Q1 ’15 Q1 ’17 Q4 ’16 Q3 ’16 Q2 ’16 Q1 ’16 Q4 ’15 Q3 ’15 Q2 ’15 Phase 3 Vasomotor & Endometrial Safety Q2 ’17 Q3’17 Q4’17 Q1’18 ▪ As of May 3, 2016, over 1,500 subjects have exited the trial and the incidence of endometrial hyperplasia is less than 1%

38 TX - 001HR – Target Product Profile Target Goals Preliminary Supportive Data Meet patient demand for bio - identical hormones New lower effective dose Labeling differentiation Leverage data on natural 17 β - estradiol and progesterone Potential for first FDA - approved natural estradiol plus natural progesterone combination softgel capsule Broad range of doses being evaluated in phase 3 Bio - identical terminology as both hormones similar to those produced by the ovary Proposed inclusion of estradiol/progesterone differences data via label negotiation

39 TXMD: Financial Snapshot Shares Outstanding 196.2MM (as of April 18, 2016) Debt $0MM Cash $182.1MM (as of March 31, 2016) Listing Exchange

40 Worldwide Patent Filings * *Not all patent filings filed in all jurisdictions. Strong IP Portfolio with 134 Patent Applications, including 72 international filings, and 17 issued U.S. patents

41 THANK YOU!

42 Appendix

Management with Deep Experience in Women's Health

Tommy Thompson
Chairman of the Board



- Former U.S. Secretary of Health and Human Services (2001-2005)
- Holds multiple board memberships, including Centene and United Therapeutics
- 40-year public health career

Robert Finizio
CEO, Co-Founder, and Director



- Co-founded vitaMedMD in 2008
- Co-founded CareFusion (Sold to Cardinal Health in 2006)
- 16 years of experience in early stage healthcare company development

John Milligan
President



- Co-founded CareFusion
- Held executive sales and operation management positions at McKesson, Cardinal, and Omnicell
- 20+ years of operations experience

Dan Cartwright
Chief Financial Officer



- Former CFO of American Wireless, Telegeography, and WEB Corp
- Participated in American Wireless/Arush Entertainment merger
- Former KPMG and PricewaterhouseCoopers accountant

Brian Bernick, MD
Chief Clinical Officer, Co-Founder



- Co-founded vitaMedMD in 2008
- 25 years of experience in healthcare/Women's Health
- ACOG Committee Member
- Past OBGYN Department Chair - Boca Raton Regional Hospital
- Practicing OBGYN - trained University of Pennsylvania

Sebastian Mirkin, M.D.
Chief Medical Officer



- Former Clinical Lead of Women's Health at Pfizer
- 15+ years of experience developing women's health products
- Reproductive endocrinologist & infertility specialist

Julia Amadio
Chief Product Officer



- 25+ years of women's health pharmaceutical experience
- Product development leader for J&J, Wyeth, Aventis, and others
- Worked on development of Prempro®, Premphase®, and Estalis®

Jason Spitz
VP, Marketing



- 25+ years of pharmaceutical marketing, sales, and operations experience
- Led commercialization of anti-estrogens/estradiol, breast cancer, and ovarian cancer drugs

Shelli Graham, Pharm.D.
VP, Medical Affairs



- Global lead for Osphena®, late stage development through approval
- 13 years' of experience in women's health
- Established relationships with key women's health opinion leaders and organizations

Supported by a team of regulatory consultants with decades of FDA experience

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TX-004HR vs. Vagifem®
Phase 1 Single Dose PK Studies

Key Findings

- Tmax ~2 hours with TX-004HR and ~8 hours with Vagifem
- Systemic absorption of estradiol AUC (0-24 hours) is 2- to 3-fold lower with TX-004HR relative to Vagifem

Study 500 - 25 mcg



n=36
Vagifem
TX-004HR
Mean plasma concentration (pg/mL)
40
30
20
10
0
6
12
18
24
Time after dosing (hrs)

Study 499 - 10 mcg



n=36
Vagifem
TX-004HR
Mean plasma concentration (pg/mL)
40
30
20
10
0
6
12
18
24
Time after dosing (hrs)

Vagifem is a registered trademark of Novo Nordisk A/S Corp.
Pickar, et al. *Climacteric* 2016

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